WESTFIELD FINANCIAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2009

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

COMMUNITY BANKING
REDEFINED

James C. Hagan,
President and Chief Operating Officer

OVERVIEW

- Headquartered in Westfield, MA
- 11 branch offices located throughout Hampden County
- Strategic Focus is Commercial & Industrial Loan Relationships

OVERVIEW

- Westfield Bank has not taken any TARP money, as our capital position remains strong.

Capital Position

	Amount	Ratio
Westfield Financial, Inc	$ 268 million	23.69 %
Westfield Bank	$ 221 million	20.38 %

- Avoided special restrictions on dividends and stock repurchases

2008 MILESTONES

- Total assets exceed $1 billion.
- Commercial and Industrial loan portfolio grew 32% to $153.9 million.
- Commercial Real Estate loans grew 18% to $223.9 million.

2008 MILESTONES

- **New branch opened in June 2007, which is open seven days a week, is now the second most active branch in network.**

- **Retail savings and checking accounts grew by $26.9 million to a total of $164.9 million.**

STRATEGIC FOCUS

- Commercial and Industrial Relationships (C & I)
    - Non-Real Estate
    - Owner-Occupied Commercial Real Estate
- $5 million - $15 million niche for "mid-sized businesses"
- Our Executive Committee meets weekly to review any loan relationship over $1 million.
- WB has developed the capital, expertise, culture, & reputation to support business development.

FEEDING HILLS BRANCH
JUNE 2009


WESTFIELD BANK
REINHARDT ASSOCIATES, INC.

WESTFIELD FINANCIAL INC.

SELECTED FINANCIAL HIGHLIGHTS

Leo R. Sagan Jr., Chief Financial Officer

WESTFIELD BANK

ROLE OF BANK CAPITAL

- Promotes bank safety and soundness
- Act as a cushion to absorb unexpected operating losses
- Provides protection to depositors

Minimum to be "Well Capitalized" under OTS Guidelines:

Tier 1 Capital: March 31, 2009

	Ratio	Amount
OTS Minimum	5.00 %	$ 54 million
Westfield Bank	20.38 %	$ 221 million

CAPITAL MANAGEMENT

Possible uses of capital:

- Pay dividends to shareholders
- Repurchase shares of our common stock
- Fund organic growth or leverage the balance sheet
- Finance acquisitions of other financial institution, bank branches or other businesses related to banking

DIVIDENDS PAID TO SHAREHOLDERS

2009

Regular Dividends	$ 0.05
Special Dividends	0.15
Year-to-Date 2009	$ 0.20

2008

Regular Dividends	$ 0.20
Special Dividends	0.40
Calendar Year 2008	$ 0.60

STOCK REPURCHASE PLAN

In January 2008 the Board of Directors authorized the repurchase of 3.2 million or 10% of outstanding shares

As of March 31, 2009 Westfield Financial had net repurchases of 1.2 million shares.

TOTAL ASSETS



Millions
$1,200
$1,100
$1,000
$900
$800
$700
797
805
997
1,040
1,109
1,126
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

COMMERCIAL & INDUSTRIAL LOANS



$200
$150
$100
$50
$0
Millions
95
100
100
117
154
148
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

COMMERCIAL REAL ESTATE LOANS



Millions
$250
$200
$150
$100
$50
$0
144
170
175
190
224
220
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

NONPERFORMING LOANS



Millions
$12
$9
$6
$3
$0
2.2
1.9
1.0
1.2
8.8
5.8
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

TOTAL DEPOSITS



Millions
$630
$610
$590
$570
$550
613
623
627
603
588
601
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

NET INCOME



Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
6.3
6.2
4.7
8.7
6.7
1.2
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

DILUTED EARNINGS PER SHARE



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.20
0.20
0.15
0.29
0.23
0.04
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09

WESTFIELD WB BANK

TOTAL RETURN PERFORMANCE



200
175
150
125
100
75
50
Index Value
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
Westfield Financial, Inc.
Russell 2000
NASDAQ Bank

WESTFIELD FINANCIAL, INC

Thank You